EXHIBIT 32

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Registrant’s annual report on Form 10-K for the fiscal year ended August 2, 2003:

Certification of Chief Executive Officer(1)

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Neiman Marcus Group, Inc. (the Company) hereby certifies, to such officer’s knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended August 2, 2003 (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 1, 2003	/s/ Burton M. Tansky
Burton M. Tansky
President and Chief Executive Officer

Certification of Chief Financial Officer(1)

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Neiman Marcus Group, Inc. (the Company) hereby certifies, to such officer’s knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the fiscal year ended August 2, 2003 (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 1, 2003	/s/ James E. Skinner
James E. Skinner
Senior Vice President and Chief Financial Officer

(1)A signed original of this written statement required by Section 906 has been provided to The Neiman Marcus Group, Inc. and will be retained by The Neiman Marcus Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.